Exhibit 10.6

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of February 20, 2020, among PEBBLEBROOK HOTEL, L.P., a Delaware limited partnership (the “Borrower”), PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust (the “Parent REIT”), each Lender (defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender, and L/C Issuer (the Administrative Agent, the Swing Line Lender, the L/C Issuer, and Lenders are each a “Credit Party” and collectively “Credit Parties”).

R E C I T A L S

A.The Borrower, the Parent REIT, certain guarantors (each, a “Guarantor” and collectively “Guarantors”), the Administrative Agent, the Swing Line Lender, the L/C Issuer, and certain lenders (each, a “Lender” and collectively, “Lenders”) are parties to that certain Fourth Amended and Restated Credit Agreement dated as of October 13, 2017 (as modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”).

B.The Borrower, the Parent REIT, and Guarantors (each, a “Loan Party” and collectively, the “Loan Parties”) have requested that Credit Parties modify certain provisions contained in the Credit Agreement, and each of the Administrative Agent and the Required Lenders has agreed to such modifications, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.	Amendments to the Credit Agreement.

(a)Section 1.01 of the Credit Agreement is hereby amended to add the following definition in the appropriate alphabetical order:

“Covered Entity” has the meaning specified in Section 10.23(b).

(b)Section 2.03(a)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i)Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of any Loan Party or any Subsidiary of the Borrower, and to amend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower, any other Loan Party, or any Subsidiary of the Borrower and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (y) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Credit Lender’s Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit

Lender’s Revolving Credit Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(c)    Section 2.03(b)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(ii)Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent, any Loan Party, or any Subsidiary of the Borrower, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Section 4 shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Loan Party or Subsidiary of the Borrower) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit.

(d)    Section 2.03(k) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(k) Letters of Credit Issued for Loan Parties Other than the Borrower and for Subsidiaries of the Borrower. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, any Subsidiary of the Borrower or a Loan Party (other than the Borrower), the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of the Loan Parties or any Subsidiary of the Borrower inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Loan Parties and such Subsidiaries.

(e)    A new Section 5.27 is added after Section 5.26 of the Credit Agreement as follows:

5.27 Covered Entities. No Loan Party is a Covered Entity.

(f)    A new Section 10.23 is added after Section 10.22 of the Credit Agreement as follows:

10.23    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)	As used in this Section 10.23, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

3.	Amendments to other Loan Documents.
(a)All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b)Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.Conditions Precedent. This Amendment shall not be effective unless and until: (a) the Administrative Agent receives fully executed counterparts of this Amendment signed by the Borrower, the Parent REIT, the Administrative Agent, and the Required Lenders; (b) the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment except to the extent that (i) any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; (c) the Administrative Agent receives payment of all reasonable fees and expenses of the Administrative Agent in connection with this Amendment; and (d) after giving effect to this Amendment, no Default exists.

5.Ratifications. Each of the Parent REIT and the Borrower, on behalf of itself and each other Loan Party, (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to or for the benefit of the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations of the Borrower under the Credit Agreement and the other Loan Documents, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

6.Representations. Each of the Parent REIT and the Borrower, on behalf of itself and each other Loan Party, represents and warrants to the Credit Parties that as of the date of this Amendment:
(a)this Amendment has been duly authorized, executed, and delivered by each applicable Loan Party;
(b)no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Loan Party of this Amendment except for those which have been obtained; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon each Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each applicable Loan Party of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which any Loan Party is a party or by which any Loan Party is bound except for those which have been obtained; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) no Default exists.

7.Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts (originals or facsimile copies followed by originals) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9.ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

10.Parties. This Amendment binds and inures to the Borrower, the Parent REIT, and each Credit Party, and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

EXECUTED as of the date first stated above.

BORROWER:
PEBBLEBROOK HOTEL, L.P., a Delaware
limited partnership

By:    PEBBLEBROOK HOTEL TRUST, a Maryland Real Estate Investment Trust, its general partner

By:    /s/ Raymond D. Martz
Name: Raymond Martz
Title: Executive Vice President and Chief Financial Officer

PARENT REIT:

By:    PEBBLEBROOK HOTEL TRUST, a Maryland Real Estate Investment Trust, its general partner

By:    /s/ Raymond D. Martz
Name: Raymond Martz
Title: Executive Vice President and Chief Financial Officer

Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as the Administrative Agent,
the L/C Issuer, the Swing Line Lender and a Lender

By: /s/ Roger C. Davis
Name: Roger C. Davis
Title: Senior Vice President

Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Mark F. Monahan
Name: Mark F. Monahan
Title: Senior Vice President

Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

U.S. BANK NATIONAL ASSOCIATION, as
a Lender

By: /s/ Lori Y. Jensen
Name: Lori Y. Jensen
Title: Senior Vice President

Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

RAYMOND JAMES BANK, N.A., as a Lender
By: /s/ Matt Stein
Name: Matt Stein
Title: Senior Vice President

Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

REGIONS BANK, as a Lender

By: /s/ Ghi S. Gavin
Name: Ghi S. Gavin
Title: Senior Vice President

Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

TD BANK, N.A., as a Lender

By: /s/ Michael Duganich
Name: Michael Duganich
Title: Vice President

Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

BANK OF MONTREAL, as a Lender

By: /s/ Gwendolyn Gatz
Name: Gwendolyn Gatz
Title: Director

Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust